0 The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation December 2023 The Elm Bethesda, MD Ocean House, 707 Leahy, and One Ardmore Place were recognized in Q1 2023 as Top 100 Multifamily Properties as part of the Kingsley Excellence Awards Exhibit 99.1

1 The most efficient and most effective way to allocate capital to multi-family real estate The AIR Edge • Our ideal is a culture of collaboration to serve others, nurture relationships, and build safe, stable communities. We seek teams that are more cohesive, better compensated, and more productive. We seek customers that make better neighbors and stay longer. The AIR Edge is the result: – Predictably higher renewal rates. – Consistently lower operating expenses and bad debt. – Higher NOI and FCF margins. – Greater opportunity for financial outperformance, less dependent on external factors. • We begin with seeking, attracting, and selecting high credit customers, using credit scores as a proxy for character. • We add a Good Neighbor Commitment to each lease: what we expect of our residents and what they can expect of us. • We hold ourselves accountable to our customers, providing them the opportunity to grade every interaction. We publish the unvarnished results online, increasing their importance… and their discipline on team behavior. • We avoid apparent opportunities that in practice undermine the long-term safety and stability of our communities: no short-term leases, no corporate leases, no subletting or “Airbnb,” no self-guided tours, no entry of strangers to deliver packages. We enforce rules on behaviors that are inconsiderate of neighbors: for example, our properties are all “no smoking.” • We are an early adopter of various technologies including Smart Rent, robotics, and artificial intelligence... but we always balance “high tech” with “high touch.” • We re-structure work onsite to focus on customer relationships and property conditions, and provide support offsite for marketing, credit approval, financial control including purchasing and collecting rent, and compliance with local laws and regulations. The result is stronger customer relationships, greater productivity, and scalable cost efficiencies.

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

The AIR Edge (cont'd)

High-Quality Customers

- AIR customer selection:
  - Average income in Q3 2023 ("renters by choice"): $241K
  - Average FICO score: ~725
- AIR customer satisfaction:
  - > 4.25 CSAT compares to Kingsley peer index of 4.09
  - #1 of public operators per Kingsley, and #2 in industry
- AIR customer renewal rate:
  - 62% over the TTM, or ~13% > peer-average(1)
    - 60% at A properties, and 63% at B properties
  - Renewal leases are 20% more profitable than new leases
    - ~190 bps greater rent increases YTD
    - Reduce vacancy loss during cleaning and re-leasing
    - Have no turn, marketing, and re-leasing expenses
    - Maintain stable communities, increasing propensity to for others to renew

Talented, Long-Tenured AIR Teammates

- AIR teammates:
  - Site team satisfaction: 4.48 for all onsite; 4.52 for Service Managers
    - Compares to Kingsley index of 4.29
  - Site team average tenure: 7.5 years for all onsite (~14% annual turnover YTD); 8.5 years for Service Managers (~3% turnover YTD)
    - Compares to average ~34-39% annual turnover for onsite service personnel and ~18-23% for onsite community managers(2)
  - Senior management average tenure: 14 years
- Recognitions:

Excellence Award by MHN in December 2023 for Best ESG Program

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) CEL & Associates, Inc. via the National Apartment Association.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Capital allocation: invest to improve results and return on capital

- Organic: upgrade properties with retained free cash flow
  - ~$85M of capital enhancements annually since 2021 with underwritten returns > 10% unlevered IRRs
- External: acquire properties with opportunity for AIR Edge to improve operating results
  - ~$650M, or ~8% of GAV, acquired annually between 2021 and 2023
  - Funded by "paired trade" sales of portfolio properties for acquisitions with greater quality and higher growth
  - Underwritten accretion to NOI in Year 2 (after implementation of AIR Edge initiatives) and 200+ bps to unlevered IRR
- Improvement in portfolio quality as measured by:

Increasing Avg. Revenue per Apartment Home

	Annual
2020	$2,231
2021	$2,359
2022	$2,747
2023 YTD	$2,938
CAGR %	+10.5%

Increasing Operating Margins

	NOI (%)	FCF (%)
2020	72.0%	66.6%
2021	72.1%	66.1%
2022	74.4%	68.8%
2023E	~74%+	~69%+
Δ in Margin	200+ bps	240+ bps

Peer-Leading[(1)] NOI Growth in 2023

	% AIR GAV	Q3 YTD	Q3 YoY
Same Store (excl. Class of 2021)	75%	8.4%	5.5%
AIR index to peer-average		1.20x	1.25x
(+) Class of 2021	8%	24.5%	15.2%
Same Store	83%	9.7%	6.3%
AIR index to peer-average		1.39x	1.43x
(+) Class of 2022	6%	n/a	20.1%
(+) Class of 2023 / Other Real Estate	11%	n/a	n/a
Total NOI	100%	9.7%	7.2%
Peer-Average Same Store NOI Growth		7.0%	4.4%

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Acquisition case studies

	THE RESIDENCES AT CAPITAL CRESCENT TRAIL	VAUGHAN PLACE	THE ELM
Transaction Background	• 2021 paired trade of (i) property sales and (ii) issuance of ~2.4M OP units at ~$50 per share (~4.3% implied cap rate when issued)		• Q3 2023 paired trade of JV properties included in the Core JV
Underwritten Returns / Initiatives			
Unlevered IRR %	~9.0% (+250 bps)		~11.5% (+340 bps)
Unlevered IRR % Cost of Capital	~6.5%		~8.1%
AIR Edge Initiatives	Increased asset utilization • New apartment homes • Programmatic K&B upgrades • Smart home technology • Leasing office conversion Redesigned staffing and workflows	Increased asset utilization • Programmatic K&B upgrades • Smart home technology Redesigned staffing and workflows Cost rationalization	Align with market rents Unit pricing and premiums Increased asset utilization: • Parking and storage • Leasing office conversion Redesigned staffing and workflows
2023 YTD Leasing Results			
New / Renewal / Blended Lease %	3.5% / 6.3% / 4.8%	4.4% / 5.3% / 4.8%	n/a
2023 CSAT	4.19	4.25	n/a
Select Operating Metrics	***Since Acquisition***	***Since Acquisition***	***Year 3 Underwriting***
Redesigned Staffing Impact Onsite	~43%	~41%	~21%
Property Upgrades	$6M; $12M in 2024	$12M; $6M in 2024	$3M in 2024
Average Rent CAGR %(1)	+5.8%	+9.5%	+7.8%
Revenue CAGR %(2)	+15.4%	+14.2%	+8.5%
NOI CAGR %(2)	+41.9%	+39.2%	+15.7%
NOI Margin % / Δ in Margin %(2)	69.7% / +23.6%	66.8% / +21.8%	76.6% / +13.6%

(1) Reflects average rent CAGR from Q1 2022 (first full quarter of ownership) through Q3 2023 for Capital Crescent and Vaughan Place, and Year 1 though Year 3 underwritten rents for The Elm.
(2) CAGR reflects TTM seller financials through October 2023 for Capital Crescent and Vaughan Place, through Year 3 for The Elm.

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5 The most efficient and most effective way to allocate capital to multi-family real estate • Net Leverage to EBITDAre on track for < 6.0x at year-end – Temporarily elevated in Q3 at 6.3x due to the timing of Q3 acquisitions – Expected EBITDA growth supports additional investment within policy or de- levering • Weighted-average interest cost of 4.2% – Limited exposure to interest rate risk with $105M (3% of total leverage) repricing in 2024 from a current interest cost of ~5.6% • Weighted-average maturity of 6.9 years – No debt maturing until Q2 2025 – Sufficient committed liquidity to repay all maturities through 2027 • $2.1B of liquidity (3x peer-average(1)) AIR Refunding Schedule ($M) $- $- $561 $299 $228 $534 $141 $342 $137 $267 $377 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ No debt maturing before Q2 2025 Ample Liquidity & Limited Financial Risk Balance sheet BBB / Baa2 S&P / Moody’s Ratings $5.3B Unencumbered Property Pool 30.5% Net Leverage to GAV (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Access to capital

- Debt
  - Corporate debt
    - Investment grade ratings (Moody's / S&P): BBB / Baa2
    - Estimated interest rate[1] for new issuance (5-year / 10-year): ~5.8% / ~6.1%
  - Property debt
    - Estimated interest rate[1] from FNMA / FHLMC (5-year / 10-year): ~5.5% / ~5.6%
- Equity
  - Retained cash flow
  - "Evergreen" relationships with sovereign wealth funds and global capital allocators
  - Property sales with advantage of a refreshed tax basis

(1) Reflects interest cost estimates as of 12/1/2023 at which time the 5-year and 10-year US Treasury yield were 4.14% and 4.22%, respectively.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

The AIR Edge framework

Mission

- Create and nurture communities based on "Good Neighbor" principles
- Shared sense of mission among AIR teammates in providing homes

AIR Edge In Practice:

- Mutual "Good Neighbor" commitment
- CSAT feedback that is public and celebrated
- No leasing offices – onsite teammates are available to residents

Customer Selection

- "High-quality" informed by income, FICO score, and household size, and propensity to renew
- "High tech, high touch"

In practice:

- Active non-renewal policy:
  - Smokers / noise
- Targeted digital advertising
- 1x1 leasing tours; self-guided tours are not offered
- AI-enabled fraud detection

Structure of Work

- Redesigned staffing and workflows allow for:
  - Fewer, more highly paid AIR teammates onsite
  - Supported offsite, with work increasingly done by scalable robotics

In practice:

- Optimized onsite staffing
- Centralized sales, screening, renewals, and collections
- Deep analytics across AIR
- Optimized lease architecture
- Job satisfaction

Capacity Utilization

- Conversion of non-revenue space into rentable uses
- Optimization of existing space to drive higher revenue, or reduce / avoid costs

In practice:

- New apartment homes
- Programmatic K&B upgrades
- Smart homes / communities
- Hard surface flooring
- Repurposing leasing offices
- Optimized parking
- Package lockers

AIR Edge Results:

Portfolio Allocation

- Same Store portfolio growing at higher rate than peers[1]
- Rate of growth of Acquisitions > 2x that of Same Store
- Higher returns on capital

Leverage

- Blended growth of Same Store and Acquisition portfolios enhanced by:
  - Operating leverage of spreading fixed costs over greater AUM
  - Equity leverage of low-cost, SWF capital and OP units

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Enhanced NOI contribution / return on capital: resident selection

1. Select highly qualified customers

- AIR's average resident has a ~725 FICO score, significantly higher than the national renter average of 638
- FICO, most importantly, a proxy for character
- AIR's residents < 20% rent-to-income ratios, indicating ability to pay increases
- Combined, resident FICO scores and income predict bad debt at roughly one-quarter that of the national multifamily average[(1)]

2. Deliver exceptional customer service

- AIR's average customer survey score is > 4.25 – well above the Kingsley peer index
- Highly satisfied customers are 2x as likely to renew
- As a result, AIR's annual retention is 62%, or 13% higher than peers
- ~1,350 fewer move outs **each year across AIR's** portfolio

3. Translate to financial performance

- Revenue impacts include ~330 bps rate spread (AIR's historical average) to new leases and ~21 days avoided vacancy allowing AIR to maintain ADO at the top of the peer group
- Expense savings include turn costs, marketing, leasing commissions, and redesigned staffing and workflows – driving AIR's 13 years of flat controllable expenses
- Renewal leases are ~20% more profitable than new leases

(1) Per Yardi.

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9 The most efficient and most effective way to allocate capital to multi-family real estate Enhanced NOI contribution / return on capital: resident selection (cont’d) • Results are predictable, and replicable Higher occupancy resulting from AIR’s increased retention Above market growth due to improved pricing power and centralized revenue management Optimized parking and storage Enhanced screening criteria, AI-based fraud detection, centralized approvals and collections Optimized onsite staffing due to expertise, centralization, automation, and resident self-service 15% fewer turns due to superior resident quality and customer satisfaction Targeted digital advertisements and fewer move outs Energy efficiency and solar projects, optimized RUBS, and smart home technology AIR’s low history of claims, community investment, and smart building systems Hypothetical 250 Apartment Home Acquisition T12 AIR Year 3 Occupancy 95% 97% Rate $2,500 $2,894 Rental Income $7,125,000 $8,421,722 Other Income $356,250 $842,172 Bad Debt ($112,219) ($27,792) Revenue $7,369,031 $9,236,102 Personnel $520,000 $455,000 Turnover $112,500 $95,000 Maintenance $300,000 $300,000 Administrative $220,000 $220,000 Marketing $100,000 $90,000 Net Utilities $165,000 $90,000 Taxes $775,000 $775,000 Insurance $300,000 $270,000 Expenses $2,492,500 $2,295,000 NOI $4,876,531 $6,941,102 Growth 42% Margin 66% 75%

10 The most efficient and most effective way to allocate capital to multi-family real estate AIR has smart home technology installed in every unit of its portfolio Smart Locks Thermostats Water Sensors • Valued by residents at a premium of ~$25+ per unit • Eliminates need for keys and costs associated with tracking systems and cutting keys • Virtually eliminates lock out service calls, a primary driver of overtime labor costs • Enables more productive service team that no longer needs to pull keys for each service request • Valued by residents, and part of the rent premium • Lowers costs for utilities in vacant homes • Allows for monitoring of humidity, reducing moisture- related service issues and contributing to AIR’s risk mitigation efforts • Quickly identifies leaks when they are minor issues, not major problems • Minimizes inconvenience for residents related to flooding • Allows AIR to lower casualty losses and, in turn, insurance costs based on underwriting of risk mitigation processes Enhanced NOI contribution / return on capital: smart home technology

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

The results: peer-leading[(1)] Same Store performance

Same Store Revenue Growth (%)[(1)(2)] | **Same Store NOI Growth (%)[(1)(2)]** | **Property EBITDA Growth (%)[(1)(2)(3)]**


126.8
122.1
113.8
2019
2020
2021
2022
2023 Midpoint Guidance
2024 Estimate
125.2
124.8
110.5
2019
2020
2021
2022
2023 Midpoint Guidance
2024 Estimate
135.5
132.4
107.1
2019
2020
2021
2022
2023 YTD Annl'd
AIR Communities
Coastal Peers
Sunbelt Peers

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) 2024 Estimate for Same Store Revenue and Same Store NOI per GSA as of 11/10/2023.
(3) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Property EBITDA. Guidance on Net Property Management and G&A Expense is not available for peers in 2024, and so data points are excluded.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

The results: acquisitions underwritten to grow at >> the rate of the Same Store

Target acquisitions where a 5-6% NOI cap rate to the seller is a 6-7% to AIR

Acquisition Portfolio(1) NOI Growth(2)


Other acquisition considerations:
• 200+ bps spread to paired-trade cost of capital
• Motivations of seller
• Acquisition basis vs. replacement cost
• Market exposures
Year 1 noise due to (i) comparability of TTM NOI and (ii) impact of non-renewals
19.3%
11.5%
5.9%
3.1%
Year 1
Year 2
Year 3
Year 4
Year 5

Timing of NOI Growth Impact

	Year 1	Year 2	Year 3	Year 4
Align Rent with Submarket	✓			
AIR Onboarding	✓	✓		
Rent Roll Optimization	✓	✓	✓	
Initial Capital Enhancements	✓	✓		
Capital Enhancements			✓	✓

Regress to market growth in Year 5+

Cumulative performance results in ~30%+ uplift in value by Year 4(3)

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers, The Elm, Brizo, and The Villages at Olde Towne.
(2) Reflects aggregated underwritten NOI between Year 1 and Year 5 for each respective acquisition, inclusive of benefit of incremental capital spend.
(3) Property value uplift assumes that Year 1 NOI cap rate is used for valuation based on Year 3 NOI, net of capital.

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13 The most efficient and most effective way to allocate capital to multi-family real estate Case study: DC portfolio paired trade 182.6 128.5 TTM Year 1 Actual Year 2 Actual Year 3 Projected DC Portfolio Paired Trade in Q3 2021 • Acquisition: $510M portfolio of four properties with 1,400 apartment homes located in DC and Maryland – Vaughan Place, North Park, Capital Crescent, and Huntington Gateway – Funded by property sales, issuance of OP Units (~2.4M at ~$50 per share), and the assumption of ~$259M of existing property debt • Sources and cost of capital: – $1.7B of property sales in 2021 priced at 4.3% implied cap rate and long-term IRR of 6.5% NOI Yield (%) Unlevered IRR (%)Year 1 Year 3 DC Portfolio Acquisition 4.3% 6.0% 9.0% Cost of Capital 4.3% 4.6% 6.5% Differential (%) -% 1.4% 2.5% Relative Cost of Capital NOI Growth: Capital Properties DC Portfolio vs. VA JV Interests DC Portfolio VA JV Interests 22.2% NOI CAGR 8.7% DC Portfolio on track to achieve Year 3 UW

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Looking forward: paired trades will continue to enhance AIR's portfolio and growth

- ~8.1% unlevered IRR cost of capital of recent joint ventures likely 100 to 200 bps higher today

2020-2023 YTD Acquisition / Disposition Activity as % of GAV(1)(2)

~$4.6B of capital recycled by AIR since 2020, or ~44% higher than the peer average


Tax basis re-set in 2020 reduces need for 1031s and stock dividends for capital gains distributions
23%
26%
6%
7%
7%
3%
Acq.
Disp.
Acq.
Disp.
Acq.
Disp.
AIR Communities
Coastal Peers
Sunbelt Peers

AIR Capital Allocated to Acquisitions

Increasing the allocation of capital to acquisitions has **accelerated AIR's rate of NOI growth and FFO accretion**

	% AIR GAV(2)	NOI Growth Rate
Same Store (excl. Class of 2021)	75%	Peer-leading(1)
Acquisitions (Class of 2021 / 2022)	14%	~ 3x Same Store in Q3 YoY
Class of 2023 / Other Real Estate	11%	YoY variance will be tracked in 2024

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects aggregate acquisition and disposition activity since 2020 divided by Total Assets per GSA as of 12/1/2023. Excludes any (re-)development spend of peers with focus on transaction activity.

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15 The most efficient and most effective way to allocate capital to multi-family real estate The Elm Bethesda, MD Appendix

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

THE RESIDENCES AT CAPITAL CRESCENT TRAIL

The Residences at Capital Crescent Trail

AIR Edge Initiatives

- 258-units located in Bethesda, MD; constructed in 2002
- AIR Edge initiatives completed:
  - Initial K&B upgrades (full completion by July 2025)
  - Installation of smart homes, access control, and package lockers
  - Redesigned staffing and workflows
    - Onsite staffing levels
    - Centralized support, supported by increasing automation in screening, fraud prevention, and leasing
  - Leasing office converted to rentable space
- Investment in deferred maintenance (windows and elevator modernization) underwritten in purchase price
- Future opportunity:
  - Conversion of common area into rent-earning apartment homes
  - Land available for ~498 additional apartment homes

Select Performance Metrics

- Blended lease growth of 18.9% in Year 1 of ownership
- 4.8% blended lease growth YTD with renewal leases outpacing new leases by ~380 bps
- ~57% improvement in top-line, and ~41% COE reduction

($ in 000s)	Seller T12	FY 2023E	*% Change*
Revenue Metrics			
Occupancy	80%	95%	15%
Parking	$102	$256	151%
Bad Debt	(229)	(168)	27%
Revenue	$4,600	$7,200	57%
Controllable Expense Metrics			
Personnel	($356)	($204)	43%
Turnover	(140)	(62)	56%
Marketing	(124)	(88)	29%
Controllable Expenses	($1,704)	($1,004)	41%

Property Photos







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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate
VAUGHAN PLACE

Vaughan Place

AIR Edge Initiatives

- 382-units located in Washington, DC; constructed in 1988
- AIR Edge initiatives completed:
  - Initial K&B upgrades (full completion by July 2025)
  - Installation of smart homes and access control
  - Renovation of package library
  - Redesigned staffing and workflows
    - Onsite staffing levels
    - Centralized support, supported by increasing automation in screening, fraud prevention, and leasing
  - Removal of shuttle service
- Future opportunity:
  - Acquiring remaining condos at a discount with additional benefit of eliminating HOA costs

Select Performance Metrics

- Blended lease growth of 19.8% in Year 1 of ownership
- 4.8% blended lease growth YTD with renewal leases outpacing new leases by ~110 bps
- ~68% improvement in top-line, and ~22% COE reduction

($ in 000s)	Seller T12	FY 2023E	*% Change*
Revenue Metrics			
Occupancy	83%	94%	11%
Parking	$185	$274	48%
Bad Debt	(148)	(103)	30%
Revenue	$8,200	$13,800	68%
Controllable Expenses	$3,200	$2,500	22%

Property Photos







17

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate
THE ELM

The Elm







Community Overview

- 456-unit apartment community
- $3,617 average revenue per apartment home at Q3 2023
- Constructed in 2021 by Carr Properties
  - Two connected towers which are 28 and 31 stories, respectively
- Top of line interior and exterior finishes
  - 401 standard units: wood finish palettes, quartz countertops, stainless steel appliances
    - 57 affordable units
  - 55 penthouse units: upgraded counters and appliances, average 13-foot ceilings
  - Amenities: 28th floor pool, Skybridge lounge with panoramic views, 7.5K SF fitness center, two outdoor terraces, WFH spaces in common areas
- Shared garage rotunda and fitness center with the neighboring office tower – The Wilson
  - Premier office in Bethesda: ProShares; Fox5 News; Enviva Partners, Walker & Dunlop, and UBS
  - Ground floor retail: Tatte Bakery & Café
- LEED Gold Certified; Green Building Tax Certificate reduces property taxes

Bethesda Overview

- GSA ranking: A++
- The Elm is at the center of a master plan with direct access to Red and Purple metro transit lines
  - Direct access to Capital Crescent Trail
- Largest employers: US government, NIH, foreign embassies, Astra Zeneca, Marriott, W&D, Booz Allen
- Exceptional community infrastructure
  - Schools: Sidwell Friends, Bethesda Elementary, Westland Middle School, Bethesda-Chevy Chase High School, Bethesda Montessori, St. Albans, Georgetown Day, Holton-Arms
  - Grocers: Trader Joe's, Foxtrot, Giant Foods, Pescadelli

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19 The most efficient and most effective way to allocate capital to multi-family real estate The Elm (cont’d) • $132.5M investment at AIR share; first investment by AIR’s Core JV – ~$548K per unit acquisition cost compares to estimated ~$600-700K replacement cost • Underwritten to generate $6.2M in NOI growth by Year 3 and an unlevered IRR of 11.5% $4.8 $1.4 $11.0 $17.2 In-Place NOI Revenue Growth Expense Reduction Year 3 NOI Year 1 Yield (%) Year 3 Yield (%) Unlevered IRR (%)NOI FCF NOI FCF The Elm 5.4% 5.3% 6.9% 6.9% 11.5% Cost of Capital* 5.8% 4.9% 6.3% 5.4% 8.1% Differential (%) (0.4%) 0.4% 0.6% 1.5% 3.4% * As established by joint ventures and dispositions in Q3 2023 Revenue Initiatives • Align with market rents • Unit premiums • Upgrade resident mix • Parking optimization • Increased storage Relative Cost of CapitalUnderwritten NOI Growth ($M) AIR Edge Impact 63.0% 76.6% NOI Margin % +1,360 bps Expense Initiatives • Redesigned staffing • Centralized support • Turnover Capital Projects • Convert leasing offices to rent-earning space

20 The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2023, 2024, and/or future results, including but not limited to: AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; and, expectations regarding acquisitions and dispositions. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2022, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.